UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street, Suite 210
San Jose, California 95134
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2023, as approved by the stockholders of Energous Corporation (the “Company”) on June 14, 2023, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock, $0.00001 par value (“Common Stock”), at a ratio of 1-for-20, effective as of August 16, 2023 (the “Reverse Stock Split”).

This summary is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

The Board of Directors of the Company has determined to set the Reverse Stock Split ratio at 1-for-20. The Reverse Stock Split will become effective at 12:01am ET on August 16, 2023, and the Common Stock will begin trading on a split-adjusted basis on August 16, 2023.

Upon the effectiveness of the Reverse Stock Split on August 16, 2023, every twenty shares of the Company’s issued and outstanding Common Stock will be automatically combined and reclassified into one issued and outstanding share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split and stockholders will be entitled to a cash payment in lieu of any fractional shares. The Reverse Stock Split will not affect any stockholder’s ownership percentage of Common Stock (with the exception of those stockholders receiving cash in lieu of fractional shares), alter the par value of the Common Stock, or modify any voting rights or other terms of the Common Stock. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options and warrants to purchase shares of Common Stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive plans. Immediately prior to the Reverse Stock Split, there were approximately 92,069,632 shares of Common Stock outstanding. After the reverse stock split, there will be approximately 4,603,481 shares outstanding.

At the market open on August 16, 2023, the Common Stock will continue to trade on The Nasdaq Capital Market under the symbol “WATT,” but will be assigned a new CUSIP number (29272C202) and will trade on a split-adjusted basis.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, filed August 15, 2023.

104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: August 15, 2023	By:	/s/ Cesar Johnston
Cesar Johnston
President and Chief Executive Officer